SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                       Date of Report:  June 27, 1994


                        READING & BATES CORPORATION
          (Exact name of registrant as specified in its charter)


    Delaware                   1-5587               73-0642271
(State or other              (Commission         (I.R.S. Employer
jurisdiction of             File Number)        Identification No.)
incorporation)

             901 Threadneedle, Suite 200, Houston, TX   77079
           (Address of principal executive offices)   (Zip Code)


    Registrant's telephone number, including area code  (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                Exhibit 99   -    Press release dated June 24, 1994,
                                  sale of Arcade Shipping AS shares.


                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                 READING & BATES CORPORATION


                             By  /s/T. W. Nagle
                                 ----------------------------------
                                 T. W. Nagle
                                 Vice President & Chief Financial Officer


Dated:  June 27, 1994